Exhibit 10.1

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is made and entered into as of the 18th day of October, 2017 (the “Effective Date”), by and among FRANKLIN STREET PROPERTIES CORP. (the “Borrower”), each Lender that is a signatory hereto, BANK OF MONTREAL, in its capacity as Lender, Swing Line Lender and L/C Issuer, JPMORGAN CHASE BANK, N.A., in its capacity as Lender, Swing Line Lender and L/C Issuer, and BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as Lender, as Administrative Agent (“Administrative Agent”) for itself and the other lenders party to the Credit Agreement (hereinafter defined) from time to time, Swing Line Lender and L/C Issuer.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower, the Administrative Agent and certain Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of October 29, 2014 (the “Original A&R Credit Agreement”) pursuant to which the Lenders party to the Original A&R Credit Agreement have extended credit to the Borrowers on the terms set forth therein;

WHEREAS, the Borrower, the Administrative Agent and certain Lenders are parties to that certain First Amendment to Second Amended and Restated Credit Agreement dated as of July 21, 2016 (the “First Amendment”) pursuant to which the Lenders extended the Term Loan Maturity Date and modified certain of the financial covenants in the Original A&R Credit Agreement. The Original A&R Credit Agreement as amended by the First Amendment is referred to herein as the “Credit Agreement;”

WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders have agreed, to increase the Aggregate Revolver Commitments, extend the Revolver Initial Maturity Date and the Term Loan Maturity Date and to modify certain of the financial covenants in the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Definition of “Affiliate.” Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Affiliate” appearing therein and replacing it with the following definition:

““Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person.  In no event shall Administrative Agent or any Lender be deemed to be an Affiliate of the Borrower.  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Borrower, and Sponsored REITS shall not be considered Affiliates of the Borrower.”

2.                                      Definition of “Aggregate Revolver Commitments”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Aggregate Revolver Commitments” appearing therein and replacing it with the following definition:

““Aggregate Revolver Commitments” means the Commitments of all the Lenders (including any Defaulting Lender) to make the Revolver Committed Loans, as adjusted from time to time in accordance with the terms of this Agreement.  The Aggregate Revolver Commitments as of October 18, 2017 shall be $600,000,000.  The Aggregate Revolver Commitments may increase in accordance with Section 2.16.”

3.                                      Definition of “Applicable Rate”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Rate” appearing therein and replacing it with the following definition:

““Applicable Rate” means the following for the Term Loan and the Revolving Loans:

“Applicable Rate for the Term Loan” means, from time to time, the following percentages per annum applicable to the Term Loan based on the Borrower’s Credit Rating pursuant to the following grid:

Level	Credit Rating	Eurodollar Rate Margin	Base Rate Margin
I	A-/A3 (or higher)	0.900%	0.000%
II	BBB+/Baa1	0.950%	0.000%
III	BBB/Baa2	1.100%	0.100%
IV	BBB-/Baa3	1.350%	0.350%
V	<BBB-/Baa3	1.750%	0.750%

“Applicable Rate for Revolving Loans” means, from time to time, the following Eurodollar Rate Margins and Base Rate Margins per annum applicable to the Revolving Loans based on the Borrower’s Credit Rating pursuant to the following grid:

Level	Credit Rating	Eurodollar Rate Margin and Letters of Credit	Facility Fee	Base Rate Margin
I	A-/A3 (or higher)	0.825%	0.125%	0.000%
II	BBB+/Baa1	0.875%	0.150%	0.000%
III	BBB/Baa2	1.000%	0.200%	0.000%
IV	BBB-/Baa3	1.200%	0.250%	0.200%
V	<BBB-/Baa3	1.550%	0.300%	0.550%

During any period that the Borrower has two Credit Ratings that are not equivalent, then the Applicable Rate for the Term Loan, the Applicable Rate for Revolving Loans and the Facility Fee will be determined based on the higher rating.  During any period that the Borrower only has one Credit Rating, then the Applicable Rate for the Term Loan, the Applicable Rate for Revolving Loans and the Facility Fee will be determined based on that Credit Rating.  During any period that the Borrower has no Credit Rating, then Applicable Rate for the Term Loan, the Applicable Rate for Revolving Loans and the Facility Fee will be determined based on Level V of the applicable grid above.  Any change in the Borrower’s Credit Rating which would cause it to move to a different Level shall be effective as of the first day of the first calendar month immediately following such change.”

4.                                      Definition of “Arranger”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Arranger” appearing therein and replacing it with the following definition:

““Arranger” means each of MLPF&S (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), JPM and BMOCMC (collectively, the “Arrangers”). The Arrangers will act as Joint Lead Arrangers.”

5.                                      Definition of “Audited Financial Statements.” Section 1.01 of the Credit Agreement is hereby amended by deleting the year “2013” appearing in the definition of “Audited Financial Statements” and replacing it with the year “2016.”

6.                                      Definition of “Capitalization Rate”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Capitalization Rate” appearing therein and replacing it with the following definition:

““Capitalization Rate” means six and three-quarters percent (6.75%) for each CBD or Urban Infill Property and seven and one-half percent (7.50%) for each Suburban Property.”

7.                                      Definition of “Documentation Agent”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Documentation Agent” appearing therein and replacing it with the following definition:

“Documentation Agent” means Citizens Bank, N.A. and Regions Bank., each in its capacity as documentation agent, or any successor documentation agent.”

8.                                      Definition of “EBITDA”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “EBITDA” appearing therein and replacing it with the following definition:

““EBITDA” means for the Consolidated Parties, for the most recently ended fiscal quarter of Borrower, without duplication, the sum of (a) net income of the Consolidated Parties, in each case, excluding any non recurring or extraordinary gains and losses and Hedge Ineffectiveness for such period (but including syndication fees), plus (b) an amount which, in the determination of net income for such period pursuant to clause (a) above, has been deducted for or in connection with (i) Interest Expense (plus, amortization of deferred financing costs, to the extent included in the determination of Interest Expense per GAAP), (ii) income taxes, and (iii) depreciation and amortization, all determined in accordance with GAAP for the prior quarter plus (c) the Consolidated Parties’ Equity Percentage of the above attributable to Unconsolidated Affiliates.”

9.                                      Definition of “Eurodollar Base Rate”.  Section 1.01 of the  Credit Agreement is hereby amended by deleting the definition of “Eurodollar Base Rate” in its entirety.

10.                               Definition of “Eurodollar Rate”.  Section 1.01 of the  Credit Agreement is hereby amended by deleting the definition of “Eurodollar Rate” in its entirety and replacing it with the following definition:

““Eurodollar Rate” means: (a) for any Interest Period with respect to a Eurodollar Rate Committed Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) (or a comparable or successor rate, which rate is approved by the Administrative Agent in consultation with the Borrower) as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period;

(b) for any interest calculation with respect to a Base Rate Committed Loan on any date, the rate per annum equal to LIBOR (or a comparable or successor rate, which rate is approved by the Administrative Agent in consultation with the Borrower) as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time), at or about 11:00 a.m., London time determined two London Banking Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day; and

(c) if the Eurodollar Rate shall be less than zero for any applicable Interest Period, such rate shall be deemed zero for purposes of this Agreement; provided that this floor of zero for any applicable Interest Period shall not be applied to any Term Committed Loan with respect to which the Borrower has entered into a corresponding Swap Contract so long as the Borrower has notified the Administrative Agent of such Swap Contract at least five (5) Business Days prior to such applicable Interest Period.

For purposes of the foregoing, to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.”

11.                               Definition of “Eurodollar Rate Committed Loan”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the term “Eurodollar Base Rate in the definition thereof and replacing it with “Eurodollar Rate.”

12.                               Definition of “Fee Letter”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Fee Letter” appearing therein and replacing it with the following definition:

““Fee Letter” means (x) that certain letter agreement, dated August 25, 2017, among Borrower, Administrative Agent and MLPF&S as amended or supplemented from time to time; (y) that certain letter agreement dated August 25, 2017, among Borrower, BMO and BMOCMC; and (z) that certain letter agreement dated August 28, 2017 between Borrower and JPM.”

13.                               Definition of “Hedge Ineffectiveness”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Hedge Ineffectiveness” appearing therein and replacing it with the following definition:

““Hedge Ineffectiveness” means any amount recorded as hedge ineffectiveness in accordance with ASC 815 under GAAP related to any loan and any Swap Contract.”

14.                               Definition of “Indebtedness”.  Section 1.01 of the Credit Agreement is hereby amended by deleting subsection (a) of the definition of “Indebtedness” appearing therein and replacing it with the following:

“(a) all obligations for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments (including the BMO Loan Documents and the JPM Loan Documents);”

15.                               Definition of “L/C Issuer”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “L/C Issuer” appearing therein and replacing it with the following definition:

““L/C Issuer” means each of Bank of America, JPM and BMO in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.  Each L/C Issuer will be allocated an equal share of the Letter of Credit Sublimit, however, each L/C Issuer may from time to time, in its sole discretion, agree to issue Letters of Credit in excess of its ratable share of the Letter of Credit Sublimit, provided that the aggregate face amount of outstanding Letters of Credit may not at any time exceed the Letter of Credit Sublimit.”

16.                               Definition of “Loan Documents”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Loan Documents” appearing therein and replacing it with the following definition:

““Loan Documents” means this Agreement, each Note, each Issuer Document, any agreement, if any, creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.17 of this Agreement, any Subsidiary Guaranty issued pursuant to Section 6.12 hereof, and any other documents, instruments or agreements executed and delivered by Borrower related to the foregoing, including, without limitation, the Fee Letter but specifically excluding (i) that certain Mandate Letter and attached Summary of Terms dated September 25, 2014 by and among the Borrower, Administrative Agent and MLPF&S, (ii) that certain Mandate Letter and attached Summary of Terms dated June 10, 2016 by and among the Borrower, Administrative Agent and MLPF&S, and (iii) that certain Mandate Letter and attached Summary of Terms dated August 25, 2017 by and among the Borrower, Administrative Agent and MLPF&S.”

17.                               Definition of “Responsible Officer”.  Section 1.01 of the Credit Agreement is hereby amended by adding the words “, assistant treasurer” after the words “chief financial officer” in clause (d) of the definition of “Responsible Officer”.

18.                               Definition of “Revolver Extended Maturity Date”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Revolver Extended Maturity Date” appearing therein and replacing it with the following definition:

““Revolver Extended Maturity Date” means the First Revolver Extended Maturity Date or the Second Revolver Extended Maturity Date, as applicable.”

19.                               Definition of “Revolver Initial Maturity Date”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Revolver Initial Maturity Date” appearing therein and replacing it with the following definition:

““Revolver Initial Maturity Date” means January 12, 2022.”

20.                               Definition of “Revolver Maturity Date”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Revolver Maturity Date” appearing therein and replacing it with the following definition:

““Revolver Maturity Date” means the latest to occur of (a) the Revolver Initial Maturity Date, (b) if maturity is extended pursuant to Section 2.15, the First Revolver Extended Maturity Date, and (c) if maturity is further extended pursuant to Section 2.15, the Second Revolver Extended Maturity Date, provided, however, that in each case, if such date is not a Business Day, the Revolver Maturity Date shall be the next preceding Business Day.”

21.                               Definition of “Swing Line Lender”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Swing Line Lender” appearing therein and replacing it with the following definition:

““Swing Line Lender” means each of Bank of America, JPM and BMO, in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.”

22.                               Definition of “Syndication Agent”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Syndication Agent” appearing therein and replacing it with the following definition:

““Syndication Agent” means JPM and BMO, each in its capacity as syndication agent, or any successor syndication agent.”

23.                               Definition of “Term Loan Maturity Date”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Term Loan Maturity Date” appearing therein and replacing it with the following definition:

““Term Loan Maturity Date” means January 12, 2023.”

24.                               Definition of “Total Asset Value”.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Total Asset Value” appearing therein and replacing it with the following definition:

““Total Asset Value” means, without duplication, for the most recently ended fiscal quarter of Borrower, with respect to the Consolidated Parties on a consolidated basis, the sum of (a) the quotient of annualized NOI for such fiscal quarter minus the aggregate amount of NOI attributable to each Property sold or otherwise disposed of during such fiscal quarter minus the aggregate amount of NOI attributable to each Property acquired during the last four fiscal quarters, divided by the Capitalization Rate plus (b) the acquisition cost of each Property acquired during such prior four fiscal quarters, plus (c) unrestricted cash and Cash Equivalents, plus (d) the book value of unimproved land holdings, plus (e) the book value of construction in progress, plus (f) the carrying value of performing mortgage loans to Sponsored REITs, plus (g) the carrying value of preferred stock investments in Sponsored REITs as shown on Borrower’s financial statements.

Notwithstanding the foregoing, for purposes of determining Total Asset Value, to the extent the aggregate of Investments in Projects under Development, undeveloped land holdings, Joint Venture Projects and Joint Ventures, Securities Holdings and Mortgages to non-affiliates (excluding Mortgages to Sponsored REITS) would exceed 10% of Total Asset Value, such aggregate excess shall be excluded.”

25.                               Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the proper alphabetical order thereto:

“Bookrunner” means jointly MLPF&S, BMOCMC and JPM.

“BMO” means Bank of Montreal.

“BMOCMC” means BMO Capital Markets Corp.

“First Revolver Extended Maturity Date” means July 12, 2022.

“JPM” means JPMorgan Chase Bank, N.A.

“JPM Loan Documents” means that certain Credit Agreement dated as of November 30, 2016, as amended from time to time, by and among, inter alia, Borrower and JPM and the documents, instruments and agreements in connection therewith.”

“Leverage Increase Period” shall have the meaning set forth in Section 7.11(b) hereof.

“Managing Agent” means US Bank National Association.

“Second Revolver Extended Maturity Date” means January 12, 2023.

26.                               Section 2.15.  Section 2.15 of the Credit Agreement is hereby deleted in its entirety and the following Section 2.15 is substituted therefor:

“2.15.  Extension of Revolver Maturity Date.

(a)                                 Initial Revolver Maturity Date.   Subject to extension pursuant to the terms and conditions set forth in clause (b) of this Section 2.15 and subject to the provisions of clause (c) of this Section 2.15, the Revolver Maturity Date shall be the Revolver Initial Maturity Date.

(b)                                 Extended Revolver Maturity Date Option.   The Revolver Initial Maturity Date may be extended for two, 6-month extension options (each, an “Extension Option”), subject to the following for each Extension Option (except as noted below).  Not more than 90 days and not less than 30 days prior to the Revolver Initial Maturity Date or the First Revolver Extended Maturity Date, as applicable, the Borrower may request in writing that the Lenders extend the term of this Agreement to the First Revolver Extended Maturity Date or the Second Revolver Extended Maturity Date, as applicable.  Each such Extension Option shall be subject solely to the satisfaction of the following requirements:

(i)                                     at the Revolver Initial Maturity Date and the First Revolver Extended Maturity Date, as applicable, there shall not exist any Default or Event of Default;

(ii)                                  the Borrower shall, on the Revolver Initial Maturity Date and the First Revolver Extended Maturity Date, as applicable, deliver to the Administrative Agent a certificate of Borrower dated as of the Revolver Initial  Maturity Date or the First Revolver Extended Maturity Date, as applicable (in sufficient copies for each Lender) signed by a Responsible Officer (A) certifying and attaching the resolutions adopted by  Borrower approving or consenting to such extension, and (B) certifying and attaching an update to Schedule 5.13 setting forth a complete and accurate list of all Subsidiaries, Joint Ventures and Unconsolidated Affiliates of Borrower and all Sponsored REITS of Borrower, and (C) certifying that, before and after giving effect to such extension, (1) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the Revolver Initial Maturity Date or the First Revolver Extended Maturity Date, as applicable, except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (y) except that for purposes of this Section 2.15, (I) the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01; and (II) the representations and warranties contained in Section 5.13 shall be deemed to refer to the most recent update to Schedule 5.13 furnished pursuant to Sections 2.15 and 6.02(a)(ii), and shall be true and correct in all material respects as of the effective date of such update, and (III) the representations and warranties contained in the first and second sentences of Section 5.21 shall be deemed to refer to the most recent update to Schedule 5.21 furnished pursuant to Section 6.02(a)(i), and shall be true and correct in all material respects as of the effective date of such update, and (2) no Default or Event of Default exists;

(iii)                               the Borrower shall, at the Revolver Initial Maturity Date or the First Revolver Extended Maturity Date, as applicable, deliver to the Administrative Agent (for the pro rata benefit of the Lenders based on their respective Commitments) an extension fee equal to 0.075% of the then-existing Aggregate Revolver Commitments (whether funded or unfunded), provided, however, that the Commitment of a Defaulting Lender shall be excluded from the Aggregate Commitments upon which the extension fee is calculated to the extent that such Defaulting Lender’s Commitment has not been reallocated to or assumed by the non-Defaulting Lenders (the “Excluded Commitment”), and provided, further that, without duplication of any amounts paid by Borrower, to the extent such Defaulting Lender ceases to be a Defaulting Lender, Borrower shall deliver to the Administrative Agent, within ten days of written notice from Administrative Agent, a fee for payment to such Defaulting Lender equal to the product of (x) 0.075% of the Excluded Commitment multiplied by (y) a ratio the numerator of which is the number of days remaining to the next Revolver Extended Maturity Date from the date the Defaulting Lender ceases to be a Defaulting Lender and the denominator of which is 365; and

(iv)                              In the case of the second Extension Option, the first Extension Option has been properly exercised.

(c)                                  Conflicting Provisions.  This Section shall supersede any provisions in Section 10.01 to the contrary.”

27.                               Section 2.16(a).  Section 2.16(a) of the Credit Agreement is hereby amended by deleting the reference to “$350,000,000” contained therein and replacing such amount with “$500,000,000”.

28.                               Section 3.03.  Section 3.03 of the Credit Agreement is hereby amended by deleting each reference therein to “Eurodollar Base Rate” as used therein and replacing it with “Eurodollar Rate”.

29.                               Section 3.05.  Section 3.05 of the Credit Agreement is hereby amended by deleting the reference therein to “Eurodollar Base Rate” as used therein and replacing it with “Eurodollar Rate.”

30.                               Section 5.11.  Section 5.11 of the Credit Agreement is hereby amended by deleting the last sentence in Section 5.11 and replacing it with the following:

“Neither the Borrower nor any Subsidiary is party to any agreement the principal purpose of which is to share tax liabilities.”

31.                               Section 7.03(b).  Section 7.03(b) of the Credit Agreement is hereby deleted and replaced with the following:  “(b)   Indebtedness under the BMO Loan Documents and the JPM Loan Documents.”

32.                               Section 7.11.  Section 7.11 of the Credit Agreement is hereby amended by deleting Section 7.11 appearing therein and replacing it with the following Section 7.11:

“7.11                 Financial Covenants.  Fail, at any time, to comply with any of the following financial covenants on a consolidated basis provided that such covenants shall be calculated as of the last day of a calendar quarter:

(a)                                 Minimum Tangible Net Worth.  Borrower shall maintain a Tangible Net Worth equal to or in excess of $661,752,000 plus seventy-five percent (75%) of the aggregate net proceeds received by Borrower in connection with any offering of stock or other equity in the Borrower after October 18, 2017.

(b)                                 Maximum Leverage Ratio.  Borrower shall not permit the ratio of Total Indebtedness to Total Asset Value to exceed 0.60:1.0, to be increased at the election of the Borrower a maximum of two times during the term of the Loans, provided that no Leverage Increase Period (hereinafter defined) shall be consecutive, to 0.65 to 1.0 commencing on the date on which a Significant Acquisition occurs and continuing for the succeeding three full fiscal quarters thereafter (each a “Leverage Increase Period”).

(c)                                  Maximum Secured Leverage Ratio.  Borrower shall not permit the ratio of Total Secured Indebtedness (excluding the Credit Extensions) to Total Asset Value to exceed 0.30:1.0.

(d)                                 Minimum Fixed Charge Coverage Ratio.  Borrower shall not permit the ratio of Adjusted EBITDA to Fixed Charges to be less than 1.50:1.0.

(e)                                  Maximum Unencumbered Leverage Ratio.  Borrower shall not permit the ratio of Unsecured Indebtedness to Unencumbered Asset Value to exceed 0.60:1.0, to be increased at the election of the Borrower a maximum of two times during the term of the Loans, provided that no Leverage Increase Period shall be consecutive, to 0.65 to 1.0 commencing on the date on which a Significant Acquisition occurs and continuing for the succeeding three full fiscal quarters thereafter.

(f)                                   Minimum Unsecured Interest Coverage.  Borrower shall not permit the ratio of Unencumbered NOI to the Interest Expense from the Eligible Unencumbered Property Pool to be less than 1.75:1.0.  For the purpose of calculating NOI for this covenant 7.11(f), items (a)-(d) of the definition of Net Operating Income shall be adjusted to (i) exclude the amount attributable to the Properties disposed of during such fiscal quarter and (ii) adjust the amount attributable to Properties owned less than a full fiscal quarter so that such amount is grossed up as if the Property had been owned for the entire fiscal quarter.

(g)                                  Dividends and Distributions.  To the extent an Event of Default exists or would result therefrom, Borrower shall not make Restricted Payments and no Subsidiary shall make any Restricted Payments to any Person other than Borrower or a Subsidiary of Borrower.

In calculating the financial covenants pursuant to this Section 7.11, any obligations that are secured by Cash Collateral by Borrower shall not be deemed to be secured by a mortgage, deed of trust, lien, pledge, encumbrance or other security agreement.”

33.                               Exhibit C.  Exhibit C of the Credit Agreement is hereby deleted and the Exhibit C attached hereto is substituted therefor.

34.                               Exhibit E.  Exhibit E of the Credit Agreement is hereby deleted and the Exhibit E attached hereto is substituted therefor.

35.                               Exhibit F-1.  Exhibit F-1 of the Credit Agreement is hereby deleted and the Exhibit F-1 attached hereto is substituted therefor.

36.                               Exhibit F-2.  Exhibit F-2 of the Credit Agreement is hereby deleted and the Exhibit F-2 attached hereto is substituted therefor.

37.                               Schedule 2.01(a) and (b).  Schedule 2.01 (a) and (b) of the Credit Agreement is hereby deleted and the Schedule 2.01(a) and (b) attached hereto is substituted therefor.

38.                               Schedule 10.02.  Schedule 10.02 of the Credit Agreement is hereby deleted and the Schedule 10.02 attached hereto is substituted therefor.

39.                               No Waiver.  Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly provided herein, to otherwise modify any provision of the Credit Agreement, or (ii) give rise to any defenses or counterclaims to Administrative Agent’s or any of the Lenders’ right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents.

40.                               Conditions to Effectiveness.  This Second Amendment shall become effective as of the date (the “Effective Date”) when each of the following conditions is met:

(a)                                 receipt by the Administrative Agent of this Second Amendment duly and properly authorized, executed and delivered by the Borrower and the Lenders;

(b)                                 receipt by the Administrative Agent of a certificate dated as of the date hereof signed by a Responsible Officer of Borrower certifying that, before and after giving effect to the Second Amendment, (I) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) that (1) the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01; and (2) the representations and warranties contained in Section 5.13(a) shall be deemed to refer to the most recent update to Schedule 5.13(a) furnished pursuant to Section 6.02(a)(ii), and shall be true and correct in all material respects as of the effective date of such update, and (3) the  representations and warranties contained in the first and second sentences of Section 5.21 shall be deemed to refer to the most recent update to Schedule 5.21 furnished pursuant to Section 6.02(a)(i), and shall be true and correct in all material respects as of the effective date of such update, and (II) no Default or Event of Default exists;

(c)                                  payment of any costs and expenses due to the Administrative Agent or the Lenders, including all of the Administrative Agent’s reasonable legal fees and expenses incurred in connection with the preparation and negotiation of this Second Amendment; and

(d)                                 amendments to the BMO Loan Documents and the JPM Loan Documents to accommodate this Second Amendment and otherwise as agreed to by the parties to such loan facilities to close contemporaneously with this Second Amendment.

41.                               Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)                                 The execution, delivery and performance by Borrower of this Second Amendment, has been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which Borrower is a party or affecting Borrower or the properties of Borrower or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which Borrower or its property is subject; or (c) violate any Law.

(b)                                 This Second Amendment has been duly executed and delivered by Borrower. This Second Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)                                  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery of, and the performance of the Borrower’s obligations under the Credit Agreement as amended by this Second Amendment, except where such approval, consent, exemption, authorization, action, notice or filing has been obtained or made, and except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(d)                                 There has not occurred since December 31, 2016 any event or condition that has had or would be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect, as determined by Administrative Agent.

42.                               Ratification, etc.  Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement, and this Second Amendment shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Second Amendment.

43.                               GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

44.                               Counterparts.  This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.  Any counterpart signed by all parties may be introduced into evidence in any action or proceeding without having to produce or account for the other counterparts.   Likewise, the existence of this Second Amendment may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Second Amendment to Second Amended and Restated Credit Agreement as of the date first set forth above.

LENDERS/AGENT:	BANK OF AMERICA, N.A.,
individually in its capacity as Administrative Agent

	By:	/s/ Henry Pennell
	Name:	Henry Pennell
	Title:	Vice President

Lender Signature Page

BANK OF AMERICA, N.A.,
individually in its capacity as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Gledis Memelli
Name:	Gledis Memelli
Title:	VP

Lender Signature Page

BANK OF MONTREAL,
individually in its capacity as a Lender, L/C Issuer, Swing Line Lender and Syndication Agent

By:	/s/ Lloyd Baron
Name:	Lloyd Baron
Title:	Director

Lender Signature Page

JP MORGAN CHASE BANK, N.A.,
individually in its capacity as a Lender L/C Issuer, Swing Line Lender and Syndication Agent

By:	/s/ Christian Lunt
Name:	Christian Lunt
Title:	Executive Director

Lender Signature Page

CITIZENS BANK, N.A.,
as a Documentation Agent and individually in its capacity as a Lender

By:	/s/ Kerri Colwell
Name:	Kerri Colwell
Title:	Senior Vice President

Lender Signature Page

REGIONS BANK,
as a Documentation Agent and individually in its capacity as a Lender

By:	/s/ Paul E. Burgan
Name:	Paul E. Burgan
Title:	Vice President

Lender Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Managing Agent and individually in its capacity as a Lender

By:	/s/ Robert H. Kaufman
Name:	Robert H. Kaufman
Title:	Vice President

Lender Signature Page

PNC BANK, NATIONAL ASSOCIATION,
individually in its capacity as a Lender

By:	/s/ Michelle K. Gouin
Name:	Michelle Gouin
Title:	Vice President

Lender Signature Page

TD BANK, N.A.,
individually in its capacity as a Lender

By:	/s/ Clarke Cronin
Name:	Clarke Cronin
Title:	V. P.

Lender Signature Page

COMPASS BANK, an Alabama banking corporation,
individually in its capacity as a Lender

By:	/s/ Brian Tuerff
Name:	Brian Tuerff
Title:	Senior Vice President

Lender Signature Page

BRANCH BANKING AND TRUST COMPANY,
individually in its capacity as a Lender

By:	/s/ Mark Edwards
Name:	Mark Edwards
Title:	Senior Vice President

Lender Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION,
individually in its capacity as a Lender

By:	/s/ Frederick H. Denecke
Name:	Frederick H. Denecke
Title:	Senior Vice President

Lender Signature Page

BORROWER:	FRANKLIN STREET PROPERTIES CORP.,
a Maryland corporation

	By:	George J. Carter
Name: George J. Carter
Title: Chief Executive Officer

Borrower Signature Page

EXHIBIT C

FORM OF SWING LINE LOAN NOTICE

Date:             ,

To:	Bank of America, N.A., as Swing Line Lender
JPMorgan Chase Bank, N.A., as Swing Line Lender
Bank of Montreal, as Swing Line Lender
Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of October 29, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Franklin Street Properties Corp. (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned hereby requests a Swing Line Loan:

1.             On                                (a Business Day).

2.             In the amount of $               .

The Swing Line Borrowing requested herein complies with the requirements of (A) clause (i) of the first proviso to the first sentence of Section 2.05(a) of the Agreement, and (B) the second proviso to the first sentence of Section 2.05(a) of the Agreement.

BORROWER:	Franklin Street Properties Corp.,
a Maryland corporation

By:
Name:
Title:

Exhibit C — Page 1

EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                 ,

To:          Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of October 29, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Franklin Street Properties Corp. (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                         of Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.             The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.             The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Consolidated Parties in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.             The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

3.             A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:

]

[to the knowledge of the undersigned, during such fiscal period no Default or Event of Default has occurred and is continuing.]

—or—

[to the knowledge of the undersigned, during such fiscal period the following Defaults and Events of Default exist:(1)]

(1)  Specify nature and extent thereof and what action Borrower proposes to take with respect thereto.

4.             The representations and warranties of the Borrower contained in Article V of the Agreement are true and correct in all material respects on and as of the date hereof, except (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (b) except that (i) the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01; and (ii) the representations and warranties contained in Section 5.13(a) refer to the most recent update to Schedule 5.13(a) furnished pursuant to Section 6.02(a)(ii), and are true and correct in all material respects as of the effective date of such update, and (iii) the representations and warranties contained in the first and second sentences of Section 5.21 refer to the most recent update to Schedule 5.21 furnished pursuant to Section 6.02(a)(i), and are true and correct in all material respects as of the effective date of such update.

5.             The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate in all material respects as of the Financial Statement Date covered by this Certificate.

6.             The updates to Schedules 5.21 and 5.13(a) attached hereto and the list of all Projects Under Development attached hereto are true and accurate on and as of the Financial Statement Date covered by this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                ,      .

BORROWER:	Franklin Street Properties Corp.,
a Maryland corporation

By:
Name:
Title:

SCHEDULE 1

Franklin Street Properties Corp.
Financial Covenants

            [Date]

(in thousands, except percentages and ratios)

1. Maximum Leverage Ratio

Total Indebtedness	Total Asset Value	Indebtedness to Total Asset Value

Not to exceed 60% to be increased to 65% of Total Asset Value for the fiscal quarter in which a Significant Acquisition occurs and for the immediately succeeding three fiscal quarters thereafter (a “Leverage Increase Period”), provided that (i) the Borrower may not elect more than two (2) Leverage Increase Periods during the term of the Loans and (ii) any such Leverage Increase Periods shall be non-consecutive

Total Asset Value(2)

Unencumbered Asset Value (see Schedule A)

Encumbered Asset Value (see Schedule B)

Unrestricted Cash

Cash Equivalents

Book value of unimproved land holdings

Book value of construction in progress

Carrying value of performing mortgage loans

Assets Held for Syndication

Mortgage Loan Receivable

Investment in Sponsored REITs

Total Asset Value

Total Indebtedness

Revolver Loan Balance

Term Loan Balance

Derivative Termination Value

Secured Debt

Other Indebtedness Exclude Hedge Ineffectiveness

Consolidated Parties’ Equity Percentage of Indebtedness of Unconsolidated Affiliates

Total Indebtedness

2. Maximum Secured Leverage Ratio

Secured Indebtedness of the Consolidated Parties	$

(2) to the extent the aggregate of Investments in Projects under Development, undeveloped land holdings, Joint Venture Projects and Joint Ventures, Securities Holdings and Mortgages to non-affiliates (excluding Mortgages to Sponsored REITS) would exceed 10% of Total Asset Value, such aggregate excess shall be excluded.

Total Asset Value

% of Secured Indebtedness over Total Asset Value

Maximum % of Secured Indebtedness not to exceed 30% of Total Asset Value

3. Minimum Fixed Charge Cover Ratio

	Adjusted EBITDA	Fixed Charges	Adjusted EBITDA to Fixed Charge Ratio

Minimum 1.5:1	$

4. Maximum Unencumbered Leverage Ratio

Unsecured Indebtedness	Unencumbered Asset Value	Leverage Ratio

Not to exceed 60% to be increased to 65% of Unencumbered Asset Value for the fiscal quarter in which a Significant Acquisition occurs and for the immediately succeeding three fiscal quarters thereafter, provided that (i) the Borrower may not elect more than two (2) Leverage Increase Periods during the term of the Loans and (ii) any such Leverage Increase Periods shall be non-consecutive.

5. Minimum Unsecured Interest Coverage

	Quarterly Unencumbered NOI	Interest Expense	NOI to Interest Expense

Equal to 1.75:1 or more

6. Minimum Tangible Net Worth(3)

Total Assets, less:	$

(a) Book Value of Intangible Assets

(b) Write-up of book value subsequent to Balance Sheet date

(c) Subscriptions Receivable

(d) Derivative assets

Total Liabilities (excluding derivative liabilities)

Tangible Net Worth

Required Net Worth

Required as of 10/18/2017		$661,752,000

Equity Offering after 10/18/2017 (add 75% of net proceeds from equity offerings)

ATM Equity Offering after 10/18/2017 (add 75% of net proceeds from equity offerings)

Required Net Worth

(3)  Total Assets and Total Liabilities shall also exclude an asset or liability created by Hedge Ineffectiveness and the Swap Termination Value.

Franklin Street Properties Corp.
Financial Covenants

             [Date]

Schedule A

Unencumbered Asset Value

	Date	Cap Rate	Unencumbered Asset Value

Quarterly NOI	$

	x 4	6.75%/7.5% (4)	$

Annual NOI	$

	x 4	6.75%/7.5% (3)	$

Acquisition costs of new properties (for first 4 quarters)			$

Unencumbered Asset Value			$

(4)  6.75% for CBD or Urban Infill Property/7.5% for Suburban Property

Schedule B

Encumbered Asset Value

	Date	Cap Rate	Encumbered Asset Value

Quarterly NOI	$

	x 4	6.75%/7.5% (5)	$

Annual NOI	$

	x 4	6.75%/7.5% (4)	$

Acquisition costs of new properties (for first 4 quarters)			$

Encumbered Asset Value			$

(5)  6.75% for CBD or Urban Infill Property/7.5% for Suburban Property

Franklin Street Properties Corp.
Consolidated Balance Sheets

(Audited/Unaudited)

               [Date]

[To be inserted]

Franklin Street Properties Corp.
Consolidated Statement of Income

(Audited/Unaudited)

              [Date]

EBITDA
Net Income
Non-recurring/Extraordinary /GOS/Acq Cost
Interest including deferred financing costs
Taxes
Depreciation & Amortization
Amortization of leases (in revenue)
Pro Rata Share Unconsolidated Affiliates
Hedge ineffectiveness

EBITDA
Capital Item allowance ($.30 sf/year)
Adjusted EBITDA

Franklin Street Properties Corp.
Financial Covenants

Quarterly Debt Service
                  [Date]

Interest Expense

Franklin Street Properties Corp.
Property NOI
                  [Date]

Actual
Cost	Q_ NOI

	Name	City	State	S.F.	Most Recent FQ	Most Recent FQ

—

Unencumbered NOI
	Property NOI for the quarter					—
Less: Capital Item allowance ($.30 sf/year, including acquisitions)
(a)	Adjustment for management fees to 3%
	Subtotal before gross-up of partial quarter acquisitions					—
Gross up for current quarter

	Property NOI for the quarter					—
	Less: New acquisitions (if less than 4 quarters)					—
Less: Capital Item allowance ($.30 sf/year, including acquisitions)
(a)	Adjustment for management fees to 3%
	NOI for Unencumbered Asset Value calculation					—

	Cap rate per loan agreement					6.75%/7.5%(6)

Value of the Properties:
	Calculated above					—
	Acquisitions at cost					—
	Unencumbered Asset Value					—

Encumbered NOI

(a)    NOI is net of actual management fees paid, adjustment is to (increase)/decrease fees to 3% level

(6)  6.75% for CBD or Urban Infill Property/7.5% for Suburban Property

Franklin Street Properties Corp.
Management Fee Calculation(7)
                  [Date]

	9 Months	6 Months	3 Months

Calculation:
Total rental revenue for 10-Q/10-K

Excluded revenues:
Termination Fees
Amort - Favorable lease
Lease Induce/Rent reduct
FASB 13 Revenue
Management fee & interest income
Revenue from sold properties
Total excluded revenues

Gross revenues	$	$	$

3% of Gross Revenues	$	$	$

Less Actual management fees charged:

Adjustment required	$	$	$

(7)  To be adjusted as appropriate to determine management fees for the quarter.

EXHIBIT F-1

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the] [each](8) Assignor identified in item 1 below ([the] [each, an] “Assignor”) and [the] [each] Assignee identified in item 2 below ([the] [each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors] [the Assignees] hereunder are several and not joint.](9)  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender] [their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the] [an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor.

1.                                      Assignor[s]:

(8)  For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is from multiple Assignors, choose the second bracketed language.

(9)  Include bracketed language if there are either multiple Assignors or multiple Assignees.

2.                                      Assignee[s]:

                                [for each Assignee, indicate [Affiliate] [Approved Fund] of [identify Lender]]

3.                                      Borrower(s):          Franklin Street Properties Corp.

4.                                      Administrative Agent:  Bank of America, N.A., as the administrative agent under the Credit Agreement

5.                                      Credit Agreement:  Second Amended and Restated Credit Agreement, dated as of October 29, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time) among Franklin Street Properties Corp., the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer, and Swing Line Lender

6.                                      Assigned Interest[s]:

Revolving Loan(s)

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment for all Lenders(10)	Amount of Commitment Assigned	Percentage Assigned of Commitment (11)		CUSIP Number

		Revolver Loan Commitment (and related Swing Line Loan and Letter of Credit Commitments)	$	$		%
			$	$		%
			$	$		%

(10)  Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(11)  Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Term Loan

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment for all Lenders(3)	Amount of Commitment Assigned	Percentage Assigned of Commitment (4)		CUSIP Number

		Term Loan Commitment	$	$		%
			$	$		%

7.                                      [Trade Date:                          ](12)

Effective Date:                    , 20   [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

(12)  To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

ASSIGNOR:

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE:

[NAME OF ASSIGNEE]

By:
Title:

[Consented to and](13) Accepted:
BANK OF AMERICA, N.A., as Administrative Agent

By:
Title:

[Consented to:](14)

By:
Title:

(13)  To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

(14)  To be added only if the consent of the Borrower and/or other parties (e.g. Swing Line Lender, L/C Issuer) is required by the terms of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

FRANKLIN STREET PROPERTIES CORP. — CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.             Representations and Warranties.

1.1          Assignor.  [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [[the relevant] Assigned Interest, (ii) [the] [such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2          Assignee.  [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the] [such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the] [such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.             Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [the relevant] Assignee for amounts which have accrued from and after the Effective Date.

General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York (without giving effect to New York’s principles of conflicts of law)

EXHIBIT F-2  FORM OF ADMINISTRATIVE QUESTIONNAIRE  1  ADMINISTRATIVE QUESTIONNAIRE — (US DOLLAR ONLY) CONFIDENTIAL  1. Information as of date (enter date): 8111/2017  2. Borrower or Deal Name: Franklin Street Properties Corp.  3. Legal Name of Lender of Record for Signature Page: Markit Entity Identifier (MEI) #: Fund Manager Name (if applicable): Legal Address from Tax Document of Lender of Record: Country: Address: City: State/Province: Postal Code:  4. Domestic Funding Address: 5. Eurodollar Funding Address (if different than #4): Street Address: Street Address: Suite/ Mail Code: Suite/ Mail Code: City: City: State: State: Postal Code: Country: Postal Code: Country:  6. Credit Contact Information:  Syndicate level information (which may contain material non-public information about the Borrower and its related parties or their respective securities will be made available to the Credit Contact(s). The Credit Contacts identified must be able to receive such information in accordance with his/her institution’s compliance procedures and applicable laws, including Federal and State securities laws.  Primary Credit Contact: Secondary Credit Contact:   First Name: First Name: Middle Name: Middle Name: Last Name: Last Name: Title; Title; Street Address: Street Address: Suite/Mail Code: Suite/Mail Code: City: City: State: State: Postal Code: Postal Code: Country: Country: Office Telephone #: Office Telephone #: Office Facsimile #: Office Facsimile #: Work E-Mail Address: Work E-Mail Address: SyndTrak E-Mail Address: SyndTrak E-Mail Address:  Additional SyndTrak User Access:  Enter E-Mail Addresses of any respective contact who should have access to SyndTrak below.  SyndTrak E-Mail Addresses:  JUNE 2016 Bank of America   Exhibit F-2 — Page 1 Form of Administrative Questionnaire

2 ADMINISTRATIVE QUESTIONNAIRE — (US DOLLAR ONLY) CONFIDENTIAL  Primary Operations Contact: Secondary Operations Contact:   First:  MI:  Last: First:  MI:  Last: Title: Title: Street Address: Street Address: Suite/ Mail Code: Suite/ Mail Code: City:  State: City:  State: Postal Code:  Country: Postal Code:  Country: Telephone:  Facsimile: Telephone:  Facsimile: E-Mail Address: E-Mail Address: SyndTrak E-Mail Address: SyndTrak E-Mail Address:  Does Secondary Operations Contact need copy of notices?  YES   NO   Letter of Credit Contact: Draft Documentation Contactor Legal Counsel:    First: MI: Last: First: MI: Last: Title:  Title: Street Address:  Street Address: Suite/ Mail Code:  Suite/ Mail Code: City: State: City: State: Postal Code: Country: Postal Code: Country: Telephone: Facsimile: Telephone: Facsimile: E-Mail Address:  E-Mail Address:   7. Lenders Fed Wire Payment instructions:  Pay to  Bank Name:  ABA #:  City: State:  Account #:  Account Name:  Attention:   8. Lenders Standby Letters of Credit, Commercial Letter of Credit, and Bankers’ Acceptance Fed Wire payment instructions(lf applicable):  Pay to  Bank Name:  ABA #:  City: State:  Account #:  Account Name:  Attention:    JUNE 2016 Bank of America  Exhibit F-2 — Page 2  Form of Administrative Questionnaire

3  ADMINISTRATIVE QUESTIONNAIRE — (US DOLLAR ONLY)  CONFIDENTIAL    Use Lender’s Fed Wire Payment Instructions in Section #7 above? YES  NO    9. Lender’s Organizational Structure and Tax Status  Please refer to the enclosed withholding tax instructions below and then complete this section accordingly:  Lender Taxpayer Identification Number (TIN):  Tax Withholding Form Delivered to Bank of America (check applicable one):  W-9    W-8BEN    W-8BEN-E    W-8ECI    W-8EXP    W-8IMY   Tax Contact:  First: MI: Last:  Title:  Street Address: Suite/ Mail Code:  City: State:  Postal Code: Country:  Telephone: Facsimile:  E-Mail Address:  SyndTrak E-Mail Address:  NON—U.S. LENDER INSTITUTIONS  1. Corporations: If your institution is organized outside of the United States, is classified as a Corporation or other non-flow through entity for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (and a U.S. Tax Compliance Certificate if applicable)) or Form W-8BEN-E, b.) Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States), or c.) Form W-8EXP (Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding and Reporting).  A U.S. taxpayer identification number is required for any institution submitting a Form W-8 ECI. It is also required on Form W-8BEN or Form W-8BEN-E for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution.  2. Flow-Through Entities  If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. branches for United States Tax Withholding and Reporting) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.  Please refer to the instructions when completing this form U.S. LENDER INSTITUTIONS:  Exhibit F-2 — Page 3  Form of Administrative Questionnaire

4  ADMINISTRATIVE QUESTIONNAIRE — (US DOLLAR ONLY)  CONFIDENTIAL    If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification).  Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned on or prior to the date on which your institution becomes a lender under this Credit Agreement. Failure to provide the proper tax form when requested will subject your institution to U.S. tax withholding.  *Additional guidance and instructions as to where to submit this documentation can be found at this link:  10. Bank of America’s Payment Instructions:  Pay to: Bank of America, N.A. ABA # 026009593 New York, NY Account #: 1367011723000 Attn: CREB Operations Ref Franklin Street Properties Corp. (COB)/Cust. #3923    Exhibit F-2 — Page 4  Form of Administrative Questionnaire

SCHEDULE 2.01(a) and (b))

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Revolver Loan Commitment	Applicable Revolver Percentage
Bank of America, N.A.	$90,000,000	15.0%
Bank of Montreal	$90,000,000	15.0%
JPMorgan Chase Bank, N.A.	$90,000,000	15.0%
Citizens Bank, N.A.	$60,000,000	10.0%
Regions Bank	$60,000,000	10.0%
US Bank National Association	$60,000,000	10.0%
PNC Bank, N.A.	$36,000,000	6.0%
TD Bank, N.A.	$36,000,000	6.0%
BBVA Compass	$30,000,000	5.0%
Branch Banking & Trust Co.	$30,000,000	5.0%
Capital One, N.A.	$18,000,000	3.0%
Total	$600,000,000	100.0%

Lender	Term Loan Commitment	Applicable Term Loan Percentage
Bank of America, N.A.	$60,000,000	15.0%
Bank of Montreal	$60,000,000	15.0%
JPMorgan Chase Bank, N.A.	$60,000,000	15.0%
Citizens Bank, N.A.	$40,000,000	10.0%
Regions Bank	$40,000,000	10.0%
US Bank National Association	$40,000,000	10.0%
PNC Bank, N.A.	$24,000,000	6.0%
TD Bank, N.A.	$24,000,000	6.0%
BBVA Compass	$20,000,000	5.0%
Branch Banking & Trust Co.	$20,000,000	5.0%
Capital One, N.A.	$12,000,000	3.0%
Total	$400,000,000	100.0%

SCHEDULE 10.02

ADMINISTRATIVE AGENT’S OFFICE;
CERTAIN ADDRESSES FOR NOTICES

BORROWER:

401 Edgewater Place, Suite 200

Wakefield, Massachusetts 01880-6210

Attention:  Chief Financial Officer

Telephone:

Facsimile:

Electronic Mail:

www.franklinstreetproperties.com

With a copy to:	WilmerHale
60 State Street
Boston, Massachusetts 02109
Attention: Jamie N. Class, Esq.
Telephone:
Telecopier:
Electronic Mail:

[Administrative Agent; L/C Issuer and Swing Line Lender addresses on following page(s)]

ADMINISTRATIVE AGENT:

Administrative Agent’s Office
(for payments and Requests for Borrowings):

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn:	Gerardine Hawe
Telephone:
Telecopier :
Electronic Mail:

And

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn:	Lisa A. Webber
Telephone:
Telecopier :
Electronic Mail:
ABA #0260-0959-3
GL#1367011723000
Account Name: GA incoming Wire Account
Reference: FSP #3923
Attn: Gerardine Hawe/ William White

Other Notices as Administrative Agent:

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn:	Gerardine Hawe
Telephone:
Telecopier :
Electronic Mail:

And

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn:	Lisa A. Webber
Telephone:
Telecopier :
Electronic Mail:

With a copy to:	Goulston & Storrs, PC
400 Atlantic Avenue
Boston, Massachusetts 02110
Attention: James Lerner, Esq.
Telephone:
Telecopier:
Electronic Mail:

L/C ISSUER:

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn:	Gerardine Hawe
Telephone:
Telecopier :
Electronic Mail:

And

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn:	Lisa A. Webber
Telephone:
Telecopier :
Electronic Mail:

With a copy to: Goulston & Storrs, PC
400 Atlantic Avenue
Boston, Massachusetts 02110
Attention: James Lerner, Esq.
Telephone:
Telecopier:
Electronic Mail:

Bank of Montreal
115 South LaSalle Street, 23W
Chicago, IL 60603
Attention: Blanca Velez
Telephone:
Email:

JPMorgan Loan Services
10 South Dearborn, Floor L2
Chicago, IL	60603-2003
Fax:
Email:

SWING LINE LENDER:

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn:	Gerardine Hawe
Telephone:
Telecopier :
Electronic Mail:

And

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn:	Lisa A. Webber
Telephone:
Telecopier :
Electronic Mail:
ABA # 026009593
Credit: G/L Account # 1367011723000
For Further Credit to: Franklin Street Properties
RE: FSP #3923
ATTN: Cheryl Bailey/Clare O’Connor

With a copy to:	Goulston & Storrs, PC
400 Atlantic Avenue
Boston, Massachusetts 02110
Attention: James Lerner, Esq.
Telephone:
Telecopier:
Electronic Mail:

Bank of Montreal
115 South LaSalle Street, 23W
Chicago, IL 60603
Attention: Blanca Velez
Telephone:
Email:

JPMorgan Loan Services
10 South Dearborn, Floor L2
Chicago, IL	60603-2003
Fax:
Email:

LENDERS:

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn:	Gerardine Hawe
Telephone:
Telecopier :
Electronic Mail:

And

Bank of America, N.A.
225 Franklin Street
MA1 225-02-04
Boston, MA 02110
Attn:	Lisa A. Webber
Telephone:
Telecopier :
Electronic Mail:
With a copy to:	Goulston & Storrs, PC
400 Atlantic Avenue
Boston, Massachusetts 02110
Attention: James Lerner, Esq.
Telephone:
Telecopier:
Electronic Mail:

Bank of Montrreal
100 High Street
Boston, MA 02110
Attention: Lloyd Baron
Telephone:
Email:

And

Bank of Montreal
115 South LaSalle Street, 23W
Chicago, IL 60603
Attention: Blanca Velez
Telephone:
Email:

JPMorgan Loan Services
10 South Dearborn, Floor L2
Chicago, IL	60603-2003
Fax:
Email:

Citizens Bank, N.A.
1215 Superior Avenue
Mail Code: OHS-0675
Cleveland, OH 44114
Attention: Kerri Colwell
Telephone:
Email:

Regions Bank
1180 West Peachtree NW
Mail Code: GAAT11206B
Atlanta, GA 30309
Attention: Paul Burgan
Telephone:
Email:

U.S. Bank National Association
One Federal Street
9th Floor
Boston, MA 02110
Attention: Robert Kaufman
Telephone:
Email:

PNC Bank, N.A.
100 Summer Street Suite 1001
Boston, MA 02110
Attention: Shelly Gouin
Telephone:
Email:

TD Bank, N.A.
200 State Street
8th Floor
Boston, MA 02109
Attention: Clarke Cronin
Telephone:
Email:

Compass Bank
Cornerstone
8080 North Central Expressway
2nd Floor
Dallas, TX 75206
Attention: Amber Benoit
Telephone:
Email:

Branch Banking & Trust Company
200 West Second Street
16th Floor
Winston Salem, NC 27101
Attention: Mark Edwards
Telephone:
Email:

Capital One, National Association
1680 Capital One Drive
10th Floor
McLean, VA 22102
Attention: Frederick H. Denecke
Telephone:
Email: